UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2016

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Applied Optoelectronics, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	001-36083	76-0533927
(State or incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13139 Jess Pirtle Blvd.

Sugar Land, TX 77478

(address of principal executive offices and zip code)

(281) 295-1800

(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

Applied Optoelectronics, Inc. (the “Company”) held its 2016 annual meeting of stockholders on May 27, 2016. Holders of an aggregate of 17,069,534 shares of the Company’s common stock at the close of business on April 4, 2016 were entitled to vote at the meeting, of which 13,985,893, or 81.93%, of the eligible shares were represented in person or by proxy. The matters voted upon at the meeting and the results of those votes were as follows:

Proposal 1: Election of Class III Directors

	Votes For	Votes Against	Votes Withheld	Broker Non-Votes

Chih-Hsiang (Thompson) Lin	9,281,741	0	769,320	3,934,832
Richard Black	9,326,772	0	724,289	3,934,832
Min-Chu (Mike) Chen	9,331,684	0	719,377	3,934,832

Proposal 2: Ratification of the appointment of Grant Thornton LLP as independent registered public accounting firm for the fiscal year ending December 31, 2016

Votes For	Votes Against	Votes Abstaining
13,843,996	131,958	9,939

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 27, 2016	APPLIED OPTOELECTRONICS, INC.

By: /s/ David C. Kuo
David C. Kuo
General Counsel and Secretary